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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               Bestway, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                                  BESTWAY, INC.
                       7800 N. STEMMONS FREEWAY, SUITE 320
                               DALLAS, TEXAS 75247

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 25, 2003

                          -----------------------------

TO THE STOCKHOLDERS OF
BESTWAY, INC.:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bestway, Inc., a Delaware corporation (the "Company"), will be held at 8:00 a.m., Central Daylight Time, at the Company's corporate office, 7800
      N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, on Tuesday, November 25, 2003 for the following purposes:

      1. To elect five (5) directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified; and

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2004 fiscal year; and

      3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

            All of the above matters are more fully discussed in the accompanying proxy statement. Management is not aware of any other matters that will come before the meeting.

            The Board of Directors has fixed the close of business on Monday, October 13, 2003 as the Record Date for the determination of stockholders entitled to notice of and vote at the annual meeting and any adjournment thereof, and only stockholders of record at such time will be so entitled to vote.

            IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY REVOKE THE PREVIOUSLY SUBMITTED PROXY AND VOTE IN PERSON ON ALL MATTERS SUBMITTED AT THE ANNUAL MEETING.

                             By Order of the Board of Directors,



                             /s/ Beth A. Durrett
                             -------------------
                             Beth A. Durrett
                             Secretary

      October 24, 2003
      Dallas, Texas

                                 PROXY STATEMENT
                                  BESTWAY, INC.

                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 25, 2003

                     --------------------------------------

                                  INTRODUCTION

            The accompanying proxy is being solicited by the Board of Directors of Bestway, Inc., a Delaware corporation (the "Company"), on behalf of the Company for use at the annual meeting (the "Annual Meeting") of stockholders to be held at the Company's corporate office located at 7800
      N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, on Tuesday, November 25, 2003 at 8:00 a.m., Central Daylight Time and at any adjournment thereof. The approximate date on which the Proxy Statement and the form of Proxy are being sent to stockholders is October 28, 2003. The cost of preparing and mailing the enclosed material is to be borne by the Company.

            At the Annual Meeting, the following matters will be considered:

      1. The election to the Company's Board of Directors of five (5) directors, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified; and

      2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2004 fiscal year; and

      3. The transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2004 FISCAL YEAR. THE COMPANY'S PRINCIPAL OFFICE IS LOCATED AT 7800 N. STEMMONS FREEWAY, SUITE 320, DALLAS, TEXAS 75247. THE COMPANY'S TELEPHONE NUMBER IS 214-630-6655.

                         PROXIES AND ELECTION INSPECTORS

            Proxies that are properly executed and duly returned to the Company will be voted in accordance with the instructions contained therein. If no instruction is given with respect to any proposal to be acted upon, the proxy will be voted in favor of the proposals set forth therein. Each proxy granted may be revoked at any time prior to its exercise by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of the Company, or by voting in person at the Annual Meeting.

            Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

            The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

            In connection with the election of directors ("Directors") to the Board of Directors, abstentions will be disregarded (except for quorum purposes) and the candidates for the election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of Directors to be elected by those shares, will be elected and votes cast against a candidate or votes withheld will have no legal effect.

                       VOTING SECURITIES AND VOTE REQUIRED

            The only class of voting securities of the Company is its Common Stock, par value $.01 per share (the "Common Stock"), each share of which entitles the holder thereof to one vote. As of October 13, 2003 (the "Record Date"), there were 1,783,267 shares of Common Stock outstanding and entitled to vote at the Annual Meeting or any adjournment thereof. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the purposes of electing the Directors and ratifying the appointment of the independent public accountants. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock presented, in person or by proxy, and entitled to vote at the Annual Meeting is required for the adoption of the proposals set forth herein except for the election of Directors (Proposal No. 1), in which nominees will be elected by a plurality of the votes of present, in person or by proxy, and entitled to vote on the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information as of the Record Date, obtained from information furnished by the persons named below, concerning the beneficial stock ownership of each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, each Director of the Company, each Director nominee of the Company, each executive officer of the Company and all Directors, Director nominees and executive officers of the Company as a group. So far as is known to the Company, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names unless otherwise indicated. In accordance with applicable Securities and Exchange Commission ("SEC") rules, shares issuable within 60 days of the Record Date are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such securities.

                                                                              NUMBER OF SHARES OF
         NAME AND ADDRESS                                                         COMMON STOCK              PERCENT
         OF BENEFICIAL OWNER                                                  BENEFICIALLY OWNED(1)        OF CLASS
         -------------------                                                  ---------------------        --------
         O'Donnell & Masur, L.P. ("O&M")(2) (3)                                       981,880                 52.9%
         5949 Sherry Lane, Suite 1450
         Dallas, Texas 75225

         Richard C. Waghorne(4)                                                       107,820                  5.8%
         7800 Stemmons, Suite 320
         Dallas, Texas 75247

         James A. O'Donnell(2)                                                          6,000                  0.3%
         5949 Sherry Lane, Suite 1450
         Dallas, Texas 75225

         Mark Masur(3)                                                                     80                     *
         5949 Sherry Lane, Suite 1450
         Dallas, Texas 75225

         R. Brooks Reed(5)                                                             58,870                  3.2%
         7800 Stemmons, Suite 320
         Dallas, Texas 75247

         Bernard J. Hinterlong(6)                                                      21,500                  1.2%
         7800 Stemmons, Suite 320
         Dallas, Texas 75247

         Jack E. Meyer(7)                                                              35,203                  1.9%
         7800 Stemmons, Suite 320
         Dallas, Texas 75247

         David A. Kraemer(8)                                                           40,910                  2.2%
         7800 Stemmons, Suite 320
         Dallas, Texas 75247

         Beth A. Durrett(9)                                                            30,400                  1.6%
         7800 Stemmons, Suite 320
         Dallas, Texas 75247

         All Directors, Director nominees and executive officers                      192,883                 10.4%
         as a group (6 persons) (2) (3)

         ----------

         *   less than 1%

(1) Except as noted, beneficial ownership consists of sole voting and investment power. The inclusion of shares that may be deemed beneficially owned herein, however, does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares.

(2) Mr. O'Donnell has sole voting power and sole investment power with respect to 2,000 shares of Common Stock of the Company that he owns directly and includes options to purchase 4,000 shares of Common Stock granted to Mr. O'Donnell, which are currently exercisable or will be exercisable within 60 days of the Record Date. Mr. O'Donnell by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to beneficially own the 981,880 shares of Common Stock owned by O&M or a portion thereof.

(3) Mr. Masur has sole voting power and sole investment power with respect to 80 shares of Common Stock of the Company that he owns directly. Mr. Masur by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3 of the Exchange Act, to own beneficially the 981,880 shares of Common Stock owned by O&M or a portion thereof.

(4) Mr. Waghorne has the sole power to vote and dispose of 61,300 shares of Common Stock. As the sole general partner of a limited partnership, Mr. Waghorne may direct the vote and disposition of 46,520 shares of Common Stock owned by the limited partnership. The foregoing information is based upon a Schedule 13G filed by Mr. Waghorne on August 13, 2002.

(5) Excludes a total of 20,000 shares of Common Stock of the Company owned by Mr. Reed's spouse which Mr. Reed may be deemed beneficially to own. Mr. Reed disclaims beneficial ownership of such shares.

(6) Includes options to purchase 4,000 shares of Common Stock granted to Mr. Hinterlong, which are currently exercisable or will be exercisable within 60 days of the Record Date.

(7) Includes options to purchase 19,000 shares of Common Stock granted to Mr. Meyer, which are currently exercisable or will be exercisable within 60 days of the Record Date.

(8) Includes options to purchase 30,910 shares of Common Stock granted to Mr. Kraemer, which are currently exercisable or will be exercisable within 60 days of the Record Date. Excludes a total of 50,000 shares of Common Stock of the Company owned by Mr. Kraemer's spouse which Mr. Kraemer may be deemed beneficially to own. Mr. Kraemer disclaims beneficial ownership of such shares.

(9) Includes options to purchase 15,440 shares of Common Stock granted to Ms. Durrett, which are currently exercisable or will be exercisable within 60 days of the Record Date.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

            The Restated and Amended By-laws of the Company, as amended, provide that the number of Directors which shall constitute the entire Board of Directors shall be fixed and determined from time to time by resolution adopted by the members of the Board of Directors. This year, five (5) persons will comprise the Board of Directors and will be elected at the Annual Meeting. Each Director will serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified. The election of Directors requires a plurality of the votes cast at the meeting.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

            It is intended that the shares represented by properly executed proxies will be voted for the election of the persons listed below except where authority to so vote is withheld. The nominees have indicated that they are willing to serve as Directors, and management of the Company does not contemplate that any of the nominees will be unable to serve as a Director or become unavailable for any reason. However, if that should occur before the annual meeting, such proxy will be voted for another nominee or nominees to be selected by the Company's management.

            The nominees for Director, all of whom are now serving as Directors of the Company, are listed below together with biographical information as to (i) the name and age of each nominee, (ii) the position and offices with the Company of each nominee, (iii) the year during which each nominee first became a Director of the Company, and (iv) the principal occupation or employment of such nominee for at least the past five years.

         NOMINEE                        AGE          CURRENT POSITION(S) WITH THE COMPANY
         -------                        ---          ------------------------------------
         Jack E. Meyer                   60      Director and Member of the Audit Committee
                                                   of the Board of Directors

         James A. O'Donnell              51      Director and Member of the Audit Committee
                                                   of the Board of Directors

         Bernard J. Hinterlong           57      Director and Member of the Audit Committee
                                                   of the Board of Directors

         R. Brooks Reed                  62      Chairman of the Board

         David A. Kraemer                41      Chief Executive Officer and President

            Mr. Meyer has served as a director of the Company since 1980. Mr. Meyer currently manages his personal investment portfolio. From January 1994 to October 1998, he served as President and Chief Executive Officer of Urologix, Inc. Mr. Meyer currently serves as director of several private companies.

            Mr. O'Donnell has served as a director of the Company since 1987. Mr. O'Donnell currently serves as a Partner in First Capital Group of Texas, a private equity firm with offices in Austin, Dallas, and San Antonio. From 1987 to July 2001, he served as partner with the private equity firm of Cravey, Green & Wahlen and since 1987 has been a general partner of O'Donnell and Masur, L.P., a venture capital investment firm which is a significant stockholder and debt holder of the Company.

            Mr. Hinterlong has served as a director of the Company since December 1999. Mr. Hinterlong is currently President of RWH Group, Ltd., which owns several private manufacturing and distributing companies, and was President of Thomas Conveyor Company from 1986 to 1998. From 1975 to 1986, he held several positions with Continental Screw Conveyor Company.

            Mr. Reed has served as Chairman of the Board of Directors of the Company since 1979. From 1979 to June 2002, Mr. Reed served as Chief Executive Officer of the Company and from 1983 to May 1997, Mr. Reed served as President of the Company. In addition, Mr. Reed is a principal of Phoenix Partners, Inc., a private investment company engaged in the acquisition and operation of medium-sized businesses in a variety of industries.

            Mr. Kraemer has served as President and Chief Executive Officer of the Company since July 8, 2002 and has been in the rent-to-own industry for 20 years. Prior to joining the Company, Mr. Kraemer served as Executive Vice President for Rent-A-Center, Inc. from May 2001 to July 5, 2002. From September 1998 to April 2001, Mr. Kraemer served as Senior Vice President for Rent-A-Center, Inc. From December 1995 to September 1998, Mr. Kraemer served as Regional Vice President for Rent-A-Center, Inc./Renters Choice, Inc.

            The executive officers of the Company on the Record Date are as follows:

         NAME                         AGE        CURRENT POSITION(S) WITH THE COMPANY
         ----                         ---        ------------------------------------
         David A. Kraemer              41        President and Chief Executive Officer

         Beth A. Durrett               46        Chief Financial Officer and Secretary

            Ms. Durrett has served as Chief Financial Officer of the Company since October 1998. From May 1997 to September 1998, Ms. Durrett served as Senior Vice President - Finance of the Company. From 1987 to May 1997, Ms. Durrett served as Vice President - Controller of the Company and was appointed Secretary of the Company in 1991. Ms. Durrett has served in various capacities with the Company since September 1979.

      CODE OF ETHICS

            The Board of Directors adopted a Code of Ethics governing all of our employees, including our Chief Executive Officer and our Chief Financial Officer. A copy of this Code of Ethics is published on our website at www.bestwayrto.com under the "Code of Ethics" caption. We intend to make all required disclosures concerning any amendments to, or waivers from, the Code of Ethics on our website.

      BOARD OF DIRECTORS MEETINGS, COMMITTEES AND FEES

            The Board of Directors held four regular meetings during the fiscal year ended July 31, 2003. No Director attended fewer than 75% of the meetings of the Board of Directors or committees thereof from August 1, 2002 to July 31, 2003.

            The Board only has one standing committee, the Audit Committee. The Audit Committee, which consists of three members of the Board of Directors, held six meetings during the fiscal year ended July 31, 2003. No member of the Audit Committee is an officer of the Company. The Audit Committee is responsible for (a) nominating the independent auditors for the annual audit, (b) reviewing the plan for the audit and related services and reviewing audit results and annual financial statements, (c) overseeing the adequacy of the Company's system of internal accounting controls and compliance with the Foreign Corrupt Practices Act, and (d) overseeing compliance with the SEC's requirements of disclosure of the Audit Committee's activities. The present members of the Audit Committee, none of whom is otherwise employed by the Company, are Jack E. Meyer, Bernard J. Hinterlong and James A.

      O'Donnell. All of the members of the Audit Committee are "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted an audit committee charter, a copy of which is attached to this proxy statement as Appendix I. The Company has determined that Jack E. Meyer qualifies as an "audit committee financial expert" under applicable SEC and National Association of Securities Dealers' listing standards.

            In accordance with the audit committee charter, the chairperson of the Audit Committee reviewed the financial statements included in the Company's Form 10-Qs and Form 10-K for the 2003 fiscal year with the Company's management and the Company's independent accountants prior to the filing of such Form 10-Qs and Form 10-K with the SEC.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            In 1997, the Company executed a promissory note in favor of O&M in the principal amount of $3,000,000. The promissory note currently bears interest at a rate of 8.0% per annum. As of July 31, 2003, principal and accrued interest of $3,020,667 remained outstanding on the promissory note. One of the Company's Directors, James A. O'Donnell, is a general partner in O&M.

            In July 2002, in connection with his employment agreement, the Company loaned Mr. Kraemer $1,000,000 pursuant to a promissory note. The note bears interest at a rate equal to the "applicable federal rate" set forth under the Internal Revenue Code of 1986, as amended from time to time. Pursuant to the terms of the promissory note, provided Mr. Kraemer continues to be employed by the Company, subject to certain exceptions, the Company has agreed to forgive the principal amount of the note and all accrued but unpaid interest on such forgiven amount in equal annual installments over a five-year period beginning on December 31, 2003.

                             EXECUTIVE COMPENSATION

            The following Summary Compensation Table shows all cash and other compensation paid (or to be paid) by the Company for the fiscal years ended July 31, 2003, 2002 and 2001, respectively, to the Company's Chairman and Chief Executive Officer and each of the most highly compensated executive officers for services rendered in all capacities in which they served during each such period.

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                     ANNUAL COMPENSATION          AWARDS
                                                  -------------------------- -----------------
                                                                                RESTRICTED       SECURITIES
                  NAME AND              FISCAL       SALARY        BONUS          STOCK          UNDERLYING       ALL OTHER
             PRINCIPAL POSITION          YEAR         ($)           ($)         AWARD ($)        OPTION (#)      COMPENSATION
       ------------------------------- ---------- ------------- ------------ ----------------- --------------- -----------------
       R. Brooks Reed, Chairman          2003         $150,000            -                 -               -       $ 19,295(2)
       of the Board of Directors         2002         $150,000            -                 -               -       $ 18,536(2)
                                         2001         $150,000            -                 -               -       $ 18,536(2)

       David A. Kraemer(1)               2003         $300,000            -                 -          70,005       $ 25,538(2)
       President and Chief               2002         $ 11,538            -                 -         100,000              -
       Executive Officer                 2001         $      -            -                 -               -              -

       Beth A. Durrett,                  2003         $130,000     $  1,699                 -           2,000       $ 13,466(2)
       Chief Financial Officer and       2002         $130,000            -                 -               -       $ 13,398(2)
       Secretary                         2001         $130,000     $ 36,197                 -               -       $ 14,846(2)

      (1) Mr. Kraemer entered into an employment agreement, dated July 8, 2002, with the Company, pursuant to which he agreed to serve as President and Chief Executive Officer of the Company.

      (2) Represents a matching contribution made by the Company to the executives account in the Company's 401(k) savings plan and payments made by the Company for automobiles provided to each executive by the Company.

                               OPTION GRANTS TABLE

            The following table includes the following information for all options granted by the Company for the fiscal year ended July 31, 2003 to the Company's Chairman and Chief Executive Officer and each of the most highly compensated executive officers: (i) the number of shares of the Company's Common Stock covered by such options; (ii) the percent that such options represented of total options granted to all the Company's employees during the 2003 fiscal year; (iii) the exercise price; and (iv) the expiration date.

                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                        PERCENT OF                                            ANNUAL RATES OF
                                       NUMBER OF      TOTAL OPTIONS                                             STOCK PRICE
                                      SECURITIES        GRANTED TO                                           APPRECIATION FOR
                                      UNDERLYING        EMPLOYEES        EXERCISE                               OPTION TERM
                                        OPTIONS          IN 2003         PRICE PER     EXPIRATION       ---------------------------
                   NAME                 GRANTED        FISCAL YEAR         SHARE          DATE              5%               10%
       --------------------------    ------------     ---------------    -----------   ----------       ---------        -----------
       R. Brooks Reed                         -                  -             -                -               -                 -
       David A. Kraemer                  70,005              55.3%         $7.95       01/01/2013       $ 906,545        $1,443,521
       Beth A. Durrett                    2,000               1.6%         $8.81       11/26/2012       $  28,701        $   45,702

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

            The following table shows the following information for the fiscal year ended July 31, 2003 for the Company's Chairman and Chief Executive Officer and each of the most highly compensated executive officers: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 2003; (ii) the aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 2003; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 2003.

                                                            NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                            OPTIONS AT 2003 FISCAL          IN-THE-MONEY OPTIONS AT
                                SHARES        VALUE                YEAR END                 2003 FISCAL YEAR END(1)
                              ACQUIRED ON    REALIZED   ----------------------------    ----------------------------
               NAME          EXERCISE (#)      ($)       EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
       ------------------    -------------   ---------  ------------   -------------    ------------   -------------
       R. Brooks Reed            -             -                  -               -               -               -

       David A. Kraemer          -             -             30,910         139,095        $349,592      $1,296,645

       Beth A. Durrett           -             -             15,440           1,600        $136,362      $   10,400

(1) Market value of underlying securities is based on the closing price of the Common Stock of $15.31 on July 31, 2003, as represented on the Nasdaq National Market of the Nasdaq Stock Market, Inc.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of July 31, 2003.

                                                                                                NUMBER OF SECURITIES
                                 NUMBER OF SECURITIES                                         REMAINING AVAILABLE FOR
                                     TO BE ISSUED                WEIGHTED-AVERAGE              FUTURE ISSUANCE UNDER
                                   UPON EXERCISE OF              EXERCISE PRICE OF           EQUITY COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,            (EXCLUDING SECURITIES
      PLAN CATEGORY              WARRANTS AND RIGHTS            WARRANTS AND RIGHTS           REFLECTED IN COLUMN (A))
      -------------              -------------------            -------------------           ------------------------
                                         (a)                            (b)                             (c)
Equity compensation plans
  approved by security
  holders ..................           276,995                         $6.46                           73,205

Equity compensation plans
  not approved by security
  holders ..................              -                              -                               -
                                       -------                         -----                           ------
           Total............           276,995                         $6.46                           73,205
                                       =======                         =====                           ======

        EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-
                              CONTROL ARRANGEMENTS

      On July 8, 2002, the Company entered into an employment agreement with David A. Kraemer pursuant to which Mr. Kraemer agreed to serve as the Company's President and Chief Executive Officer. The term of the agreement commenced on July 8, 2002 and will end on December 31, 2007. The agreement provides Mr. Kraemer with an annual base salary of $300,000 plus certain benefits, including stock options and a yearly incentive bonus equal to the product of ten percent multiplied by the Company's annual profits for the applicable calendar year. The incentive bonus must be paid to Mr. Kraemer no later than April 7th of the subsequent year. The Company also loaned Mr. Kraemer $1,000,000 pursuant to a promissory note. In the event Mr. Kraemer's employment is terminated by the Company without "cause" or by Mr. Kramer for "good reason", (i) the Company will forgive the amounts due under the promissory note pursuant to the terms of the promissory note, (ii) any unvested stock options will vest at such time, and
(iii) at Mr. Kraemer's option, he will be entitled to continued coverage under any of the Company's applicable group health plans for a period of ten months.

                  RETIREMENT SAVINGS PLAN PROGRAM - 401(K) PLAN

            The Company established a Retirement Savings Plan (the "Savings Plan") effective as of September 1, 1994, which is intended to qualify under Section 401(k) of the Internal Revenue Code (the "Code"). Employees who have been employed with the Company for one year or more are eligible for participation in the Savings Plan. Employees may elect to contribute up to 15% of their annual compensation (subject to certain limitations under the Code) to the Savings Plan. The Board of Directors conducts a review at the end of each fiscal year to determine whether the Company will make any additional or matching contributions to the Savings Plan. For each of the years ended July 31, 2003, 2002 and 2001, respectively, the Company contributed approximately $81,000, $105,000 and $145,000, respectively, to the Savings Plan. All assets of the Savings Plan are held in trust.

                            COMPENSATION OF DIRECTORS

            The Company's policy is to reimburse its directors for travel, lodging and related expenses incurred on account of attendance at meetings of the Board of Directors and committees thereof. For their participation in special meetings of the Board of Directors convened by conference telephone call, for services in relation to any matters adopted by the unanimous written consent of the directors, and for all the various services rendered, directors, other than those who are employees or consultants of the Company, receive an annual retainer of $1,200. Additionally, each director, other than those who are officers or employees of the Company, receives $500 for each meeting attended. In order to conserve cash, no fees were paid in cash to any director in the 2003 fiscal year. Messrs. Jack E. Meyer, James A. O'Donnell and Bernard J. Hinterlong were granted 2,000 stock options, respectively.

            Each member of the audit committee receives $1,000 for each audit committee meeting attended in person and $500 for each audit committee meeting attended by telephone. The fees owed to each member of the audit committee for the audit committee meetings attended by each member during the 2003 fiscal year were paid in cash.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            Decisions regarding the compensation of the executive officers of the Company are made by the Board of Directors. In fiscal year 2003, decisions concerning the compensation of Mr. David A. Kraemer and Ms. Beth
      A. Durrett were made by the entire Board of Directors and decisions concerning the compensation of Mr. R. Brooks Reed were made by Mr. Jack E. Meyer, Mr. Ben Hinterlong and Mr. James A. O'Donnell.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

            This executive compensation report relates to compensation decisions made by the Board of Directors. This executive compensation report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such laws.

            Objectives of Executive Compensation. The Company's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading the Company effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. The Company uses stock options in its long-term incentive program.

            Executive Compensation Procedures. The Board of Directors establishes the general compensation policies of the Company and implements and monitors the compensation and incentive plans and policies of the Company. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

            In setting base salary and determining annual incentive and long-term incentive awards, the Board of Directors reviews the compensation levels of executive officers at comparable companies. The Board of Directors also reviews data contained in published surveys on executive compensation. The Board of Directors based its decisions regarding 2003 base salary and annual cash bonus amounts for the year ended July 31, 2003, in part, upon its review of such data.

            Each element of the executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

            Base Salary. Base salaries are a fixed component of total compensation and do not relate to the performance of the Company. Base salaries are determined by the Board of Directors after reviewing salaries paid by comparable companies of similar size and performance.

            Annual Incentives. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for the annual growth and achievement of the Company and are therefore tied to the Company's performance. The Board of Directors awards cash bonuses to those executives who meet established goals, with the amount of the award based upon a percentage of the Company's net income prior to payment of applicable taxes.

            Long-term Incentives. Long-term incentives are provided through the grant of stock options pursuant to the Company's Incentive Stock Option Plan. These grants are designed to align executives' interests with the long-term goals of the Company and the interests of the Company's stockholders and to encourage high levels of stock ownership among the Company's executives.

            Compensation of Chief Executive Officer. Mr. Kraemer's 2003 base salary was $300,000. The Board of Directors set Mr. Kraemer's base salary for the year ended July 31, 2003 after considering many factors, including Mr. Kraemer's experience in the industry, past performance and certain other objective factors. Mr. Kraemer did not receive a cash bonus for the year ended July 31, 2003.

            Tax Considerations. The Board of Directors' executive compensation strategy is designed to be cost-effective and tax-effective. Therefore, the Board of Directors' policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the named executive officers pursuant to Section 162(m) of the Code, while maintaining the flexibility to approve compensation arrangements that they deem to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

      Submitted by the Board of Directors

      Bernard J. Hinterlong
      David A. Kraemer
      Jack E. Meyer
      James A. O'Donnell
      R. Brooks Reed

                          REPORT OF THE AUDIT COMMITTEE

      Pursuant to the Audit Committee Charter adopted by the Board of Directors, the Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with the Company's management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with PricewaterhouseCoopers LLP, the Company's independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with general accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as modified or supplemented, which the Audit Committee received from PricewaterhouseCoopers LLP.

      The Audit Committee discussed with the Company's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held six meetings during the 2003 fiscal year.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved such recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2004 fiscal year. In making such recommendation to the Board of Directors, the Audit Committee considered whether the provision by PricewaterhouseCoopers LLP of services other than auditing is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Submitted by the Audit Committee

Bernard J. Hinterlong
Jack E. Meyer
James A. O'Donnell

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq Market Index") and a group consisting of publicly-traded rental-purchase companies (the "Peer Group"). The graph assumes that $100.00 was invested on July 31, 1998 in the Common Stock of the Company, the Nasdaq Market Index and the Peer Group and assumes reinvestment of dividends. The Peer Group consists of Rent Way, Inc., Aaron Rents, Inc., Rent-A-Center, Inc. and Rainbow Rentals, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

      The stock price performance graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporated this information by reference and shall not otherwise be deemed filed under such Acts.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                               AMONG BESTWAY, INC
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                      [CUMULATIVE TOTAL RETURN LINE GRAPH]

                                                           NASDAQ
                 BESTWAY, INC.        PEER GROUP        MARKET INDEX
                 -------------        ----------        ------------
7/31/98 .......     100.00              100.00             100.00
7/31/99 .......     101.67               80.57             141.28
7/31/00 .......      73.33               99.46             205.68
7/31/01 .......      77.35              101.02             113.09
7/31/02 .......      88.00              134.46              75.57
7/31/03 .......     204.13              177.97              98.91

                  PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS LLP
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2004
                                (PROPOSAL NO. 2)

      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ending July 31, 2004. The firm has served as the Company's independent accountants since 1976. The fees billed to the Company by PricewaterhouseCoopers LLP for the 2003 fiscal year were as follows:

      PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as of or for the years ended July 31, 2003 and 2002, respectively, were:

                     2003          2002
                     ----          ----
Audit ...........  $105,750      $104,507

Audit Related ...     3,500        12,250

Tax .............    40,820        43,135

All Other .......     7,500        10,258
                   --------      --------
Total ...........  $157,570      $170,150
                   ========      ========

      The Audit fees for the years ended July 31, 2003 and 2002, respectively, were for professional services rendered in connection with audits and quarterly reviews of the consolidated financial statements of the Company and review of and preparation of consents for registration statements filed with the Securities and Exchange Commission.

      The Audit Related fees as of the years ended July 31, 2003 and 2002, respectively, were for assurance and related services related to employee benefit plan audits and consultations regarding financial accounting and reporting standards.

      Tax fees as of the years ended July 31, 2003 and 2002, respectively, related to services for tax compliance and tax planning and tax advice.

      All Other fees as of the years ended July 31, 2003 and 2002, respectively, were for services rendered for word processing and executive compensation consulting.

      AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      At its regularly scheduled and special meetings, the Audit Committee of the Board of Directors considers and pre-approves any audit and non-audit services to be performed by the Company's independent accountants. The Audit Committee had delegated to its chairman, an independent member of the Company's Board of Directors, the authority to grant pre-approvals of non-audit services provided that any such pre-approval by the chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

      It is expected that a representative of such firm will be in attendance at the Annual Meeting and will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2004.

                        PROPOSAL FOR NEXT ANNUAL MEETING

      Any proposal of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2004 pursuant to Rule 14a-8 of the Exchange Act must be received by the Company's Secretary at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas 75247, no later than June 27, 2004 in order to be included in the Proxy Statement relating to that meeting. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2004 annual meeting without inclusion in the Company's proxy statement for such meeting is received at the Company's principal executive offices after September 10, 2004, then any proxy that management solicits for such meeting will confer discretionary authority to vote on such proposal so long as such proposal is properly presented at the meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires that directors and officers of the Company, and persons who own more than 10% of the Common Stock, file with the SEC initial reports of the Common Stock ownership and reports of changes in such ownership.

      The Commission's rules require the Company's reporting persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required with respect to the year ended July 31, 2003, the Company believes that the reporting persons have complied with all applicable Section 16(a) filing requirements for 2003 on a timely basis.

                                    GENERAL

      The cost of preparing and mailing the enclosed material is to be borne by the Company. In addition to the solicitation of proxies by mail, certain officers, directors and regular employees of the Company may, without additional compensation, solicit proxies on behalf of management by telephone, telegraph or personal interview. The cost of any solicitation will be borne by the Company. Upon request, persons, including brokers, holding shares for others will be reimbursed for their expenses in transmitting proxy materials to their principals and in seeking instructions by mail, telephone or telegraph for their principals.

      Management does not intend to bring any matters before the meeting other than those mentioned above and is not aware of any other matters to be presented before the meeting. However, if any other matters should be presented properly to the meeting, it is intended that the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment. A copy of the Company's Annual Report is being mailed to the stockholders with this Proxy Statement. The Company's Annual Report to stockholders contains financial statements for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001 which are incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE. ANY STOCKHOLDER DESIRING A COPY OF THE ANNUAL REPORT ON FORM 10-K SHOULD ADDRESS HIS OR HER REQUEST TO MS. BETH A. DURRETT, SECRETARY, 7800 N. STEMMONS, SUITE 320, DALLAS, TEXAS, 75247.

                                     By Order of the Board of Directors,


                                     /s/ Beth A. Durrett
                                     ------------------------------------------
                                     Beth A. Durrett
                                     Secretary

October 24, 2003
Dallas, Texas

                                   APPENDIX I

                                     CHARTER
                                     OF THE
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                                  BESTWAY, INC.

GENERAL

      The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Bestway, Inc., a Delaware corporation (the "Company"), assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

      The Committee is expected to maintain free and open communication with the independent auditors, the internal auditors and the Company's management and periodically meet separately with them. The independent auditors for the Company shall report directly to the Committee, and the Committee has the direct authority and responsibility for the appointment, compensation, oversight and, where appropriate, replacement of the independent auditors (including the resolution of any disagreements between the Company's management and the independent auditor regarding financial reporting). The Committee also has the authority and will have the funding to engage independent counsel and other outside advisers as it determines is necessary or advisable to discharge its responsibilities under this Charter.

MEMBERSHIP

      The Committee shall consist of at least three directors and shall be composed entirely of directors who are "independent" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). Each member will also meet the audit committee independence requirements of the rules of the NASD and applicable law. All members of the Committee must be able to read and understand fundamental financial statements (including a balance sheet, income statement and cash flow statement) with at least one member who is a "financial expert" under the NASD rules and as such term is defined in the future by Securities and Exchange Commission rules.

      Notwithstanding the foregoing, one director of the Committee need not meet the above requirements so long as such director falls within the "exceptional and limited circumstances" exception set forth in the audit committee membership requirements under the NASD rules.

      The Board shall appoint one member of the Committee as chairperson. He or she shall be responsible for the leadership of the Committee, including preparing the agenda for Committee meetings, presiding over Committee meetings, making Committee assignments and reporting to the Board.

MEETINGS

      The Committee shall meet at least four times per year or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee shall keep minutes of each meeting and make such minutes available to the Board for its review. The Committee will meet at the call of the chairperson or at the request of a majority of the members. The Committee may meet by telephone conference call or any other means permitted by law or the Company's bylaws.

RESPONSIBILITIES

      To fulfill its responsibilities, the Committee shall:

      Engagement of Independent Auditors and Appointment of Internal Auditor

      - Have a clear understanding with the independent auditors that they are ultimately accountable, and shall report directly, to the Committee.

      - Select annually the independent auditors to audit the financial statements of the Company (subject, if applicable, to stockholder ratification). In so doing, the Committee will obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees, discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence, and take any appropriate action in response to the auditors' statement to ensure the independence of the independent auditors. The Committee shall also review and approve the fees paid to the independent auditors and review and approve the dismissal of the independent auditors.

      - At least annually, obtain and review a report of the independent auditors' firm describing (1) the firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years with respect to one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) with a view towards assessing the independent auditor's independence, all relationships between the independent auditors and the Company.

      - Have sole authority to approve (1) all audit and non-audit services (other than those non-audit services prohibited by law) to be provided by the independent auditors and (2) all fees and other terms of engagement of the independent auditors in providing such services. Before the independent auditors are engaged to perform any such non-audit services, the Committee must review and approve such services. The chairperson of the Committee may represent the entire Committee for purposes of this review and approval so long as any such approval by the chairperson is disclosed to the Committee no later than the Committee's next scheduled meeting.

      - Review and approve the appointment, reassignment or dismissal of the director of internal audit.

      - If an outside firm is retained to provide internal audit services, review and concur with management's appointment, termination, or replacement of the audit firm providing those services.

      Review of Internal Audits, Annual External Audit and Quarterly Reviews

      - Review with the independent auditors the annual audit scope and plan.

      - Review with management and the director of internal audit the internal audit department's budget and staffing, results of internal audit department findings and proposed audit plans.

      - Review the following items with management and the independent auditors upon the completion of the annual audit and before issuance of the financial statements and the filing of the Form 10-K:

            a. The Company's annual financial statements and related footnotes and the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

            b. The results of the independent auditors' audit of the financial statements and the report thereon.

            c. The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

            d. Any other matters about the audit procedures or findings that SAS No. 61, as amended, requires the independent auditors to discuss with the Committee.

            e. The certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended, and the process related to such certificates.

            Based on the review and other procedures performed as set forth in this Charter, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

      - Review the following items with management and the independent auditors before the filing of a Form 10-Q:

            a. The Company's quarterly financial statements and related footnotes and the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

            b. The results of the independent auditors' review of the financial statements.

            c. The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

            d. Any other matters about the review procedures or findings that SAS No. 71, as amended, requires the independent auditors to discuss with the Committee.

            e. The certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended, and the process related to such certificates.

      - Review with management and the independent auditors the financial statements, related notes and other financial disclosure included in other Company filings with the Securities and Exchange Commission containing the Company's financial statements before such filings are made.

      - Review with management and the independent auditors any significant changes, either proposed or adopted, in accounting principles and their impact on the financial statements and in financial statement presentations.

      - Require the independent auditors to timely (and no less than quarterly) report to the Committee (1) all critical accounting policies and practices used (or to be used), (2) all alternate treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditors and (3) the content of other material written communications between the independent auditors and management, including, but not limited to, management letters and schedules of audit differences (whether or not recorded by the Company).

      - Review of effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

      - Review separately with each of management, the independent auditors and the director of internal audit any significant problems or difficulties encountered while conducting the audit and the quarterly reviews, including any restrictions on the scope of work or access to required information and any communications between the audit team and the audit firm's national office with respect to auditing or accounting issues presented by the engagement, and management's response.

      - Review with management, the independent auditors and the director of internal audit:

            a. The Company's internal accounting controls, and any special audit or review steps adopted in light of any material control deficiencies.

            b. Any significant findings and recommendations made by the independent auditors or internal audit, together with management's responses thereto.

            c. Management's assessment of internal controls and related internal control report.

      - Review with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's responsibility to review press releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance. The chairperson of the Committee may represent the entire Committee for purposes of any such review.

      Other

      - Regularly report Committee activities to the full Board with such recommendations as the Committee may deem appropriate.

      - Inquire of management, the director of internal audit, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company, including legal and ethical compliance programs.

      - Review and approve all (1) Company related party transactions (as "related party transactions" is defined by the NASD rules or interpreted by the NASD) and (2) waivers for executive officers and directors of the Company's code of conduct.

      - Review periodically with management the status of legal and regulatory matters that may have a material impact on the Company's financial statements and compliance policies.

      - Receive any report by legal counsel regarding any evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or its agents.

      - Establish and maintain appropriate procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

      - Establish hiring policies for current and former employees of the independent auditors.

      - Prepare the report, for inclusion in the Company's annual proxy statement, required by the Securities and Exchange Commission concerning certain matters relating to the Committee's activities.

      - Perform an annual performance evaluation of the Committee and review and reassess the adequacy of this Charter annually. If any revisions are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

      While the Committee has the duties and responsibilities set forth in this Charter, the Committee's role is one of oversight, whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. Similarly, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations.

                                     BESTWAY, INC.
                  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               The undersigned hereby appoints R. Brooks Reed and Beth A. Durrett, and each of them, with full power of substitution, to
P vote as indicated below, and act with respect to all shares of Common Stock of Bestway, Inc., a Delaware corporation (the
R "Company"), standing in the name of the undersigned, at the annual meeting of stockholders to be held at 8:00 a.m. Central
O Standard Time on Tuesday, November 25, 2003, at the Company's corporate office located at 7800 N. Stemmons Freeway, Suite 320,
X Dallas, Texas, or at any adjournment thereof, with all the power the undersigned would possess if personally present:
Y
           1. Election of the following nominees as Directors: R. Brooks Reed, Jack E. Meyer, James A. O'Donnell, David A. Kraemer and Bernard J. Hinterlong.

                [ ] FOR all of the nominees (except as otherwise marked below)
                [ ] WITHOUT AUTHORITY to vote for all nominees

                INSTRUCTIONS: To withhold authority to vote for any
                              particular nominee, write such person's name in the following space.

                ------------------------------------------------------------

           2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year 2004.

                       [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
           3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, AND 2.

IMPORTANT: To ensure a quorum and to avoid the expense and delay of sending follow-up letters, please mark, sign, date and mail this proxy in the accompanying envelop.

                                                 Date: ---------- , 2003

                                                 -----------------------



                                                 -----------------------



                                                 Please sign exactly as
                                                 name appears hereon.
                                                 For a joint account,
                                                 each owner should sign.
                                                 Persons signing as
                                                 attorney, executor,
                                                 administrator, trustee
                                                 or guardian or in any
                                                 other representative
                                                 capacity should
                                                 indicate their full
                                                 title. If a
                                                 corporation, please
                                                 sign in full corporate
                                                 name by president or
                                                 other authorized
                                                 officer. If a
                                                 partnership, please
                                                 sign in partnership
                                                 name by authorized
                                                 person.

                                                                               P
                                                                               R
                                                                               O
                                                                               X
                                                                               Y